Exhibit 99.2
S u p p l e m e n t a l    I n f o r m a t i o n
Three Months Ended September 30, 2007
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of November 5, 2007

Quarterly Supplemental Information is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email: GAndres@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-Q filed with the SEC by Healthcare Realty Trust for the quarter ended September 30, 2007 and in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2006. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 1 of 9

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 2 of 9

1) CORPORATE INFORMATION
A) Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Regional Offices:
Central Office — Arizona
Eastern Office — Tennessee
Southwestern Office — Texas
Western Office — California
B) Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C) Web Site: www.healthcarerealty.com
D) Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
Scott W. Holmes, Senior Vice President and Chief Financial Officer
B. Douglas Whitman, II, Senior Vice President / Real Estate Investments
John M. Bryant, Jr., Senior Vice President and General Counsel
D) Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider
      Executive)
E) Professional Affiliations:
Independent Public Auditors
BDO Seidman, LLP
414 Union Street
Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
F) Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
G) Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
H) Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 3 of 9

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2007	December 31, 2006
ASSETS

Real estate properties:
Land	$101,556	$129,658
Buildings, improvements, and lease intangibles	1,462,963	1,737,126
Personal property	15,837	22,707
Construction in progress	77,925	38,835

	1,658,281	1,928,326
Less accumulated depreciation	(330,223)	(373,706)

Total real estate properties, net	1,328,058	1,554,620

Cash and cash equivalents	16,120	1,950

Mortgage notes receivable	16,880	73,856

Assets held for sale and discontinued operations, net (1)	48,015	0

Other assets, net	91,709	106,177

Total assets	$1,500,782	$1,736,603

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$780,194	$849,982

Accounts payable and accrued liabilities	31,373	32,448

Liabilities held for sale and discontinued operations (1)	7,622	0

Other liabilities	35,447	28,501

Total liabilities	854,636	910,931

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	0	0
Common stock, $.01 par value; 150,000,000 shares authorized; 50,681,976 and 47,805,448 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	507	478

Additional paid-in capital	1,284,865	1,211,234

Accumulated other comprehensive loss	(3,915)	(4,035)

Cumulative net income	690,594	635,120

Cumulative dividends	(1,325,905)	(1,017,125)

Total stockholders’ equity	646,146	825,672

Total liabilities and stockholders’ equity	$1,500,782	$1,736,603

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale and includes the results of operations of real estate properties sold or to be sold in discontinued operations on the Company’s Condensed Consolidated Statements of Income.
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 4 of 9

(3) INVESTMENT PROGRESSION
A) Construction in Progress (1)

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2007	Properties	September 30, 2007

Balance at beginning of period	7	$28,515	6	$38,835
Fundings on projects in existence at the beginning of the period	0	15,713	0	22,190
New projects started during the period	1	8,736	4	18,557
Land held for development	0	24,961	0	24,961
Completions	0	0	(2)	(26,618)

Balance at end of period	8	$77,925	8	$77,925

B) Real Estate Properties (2)

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2007	Properties	September 30, 2007

Balance at beginning of period	166	$1,582,558	231	$1,889,491
Acquisitions	1	22,330	3	30,596
Additions/Improvements	0	6,770	0	15,906
Land reclassified to CIP	(1)	(8,328)	(1)	(8,328)
Completions (CIP)	0	0	2	26,618
Assets held for sale	(1)	(11,644)	(18)	(57,187)
Sales	(1)	(11,330)	(53)	(316,740)

Balance at end of period	164	$1,580,356	164	$1,580,356

C) Mortgage Notes Receivable

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2007	Investments	September 30, 2007

Balance at beginning of period	2	$16,886	9	$73,856
Funding of mortgages	0	0	0	0
Repayments	0	0	(7)	(56,957)
Scheduled principal payments	0	(6)	0	(19)

Balance at end of period	2	$16,880	2	$16,880

D) Unconsolidated LLCs

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2007	Investments	September 30, 2007

Balance at beginning of period	3	$19,303	3	$20,079
New investments during the period	0	0	0	0
Additional investments during the period	0	0	0	0
Equity income (loss) recognized during the period	0	193	0	(59)
Distributions received during the period	0	(603)	0	(1,127)

Balance at end of period	3	$18,893	3	$18,893

(1)	See Schedule 5, Construction in Progress (CIP) and Developments.

(2)	During the third quarter of 2007, the Company purchased a medical office building in Texas. Also, during the third quarter of 2007, the Company sold a medical office building in Texas and two buildings associated with the senior living portfolio. The remaining senior living assets are classified as held for sale.
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (4)	(OTH)	Total	Total

Master Leases (3)
1	Alabama		$17,660		$2,698	$17,722	$9,445	$47,525	2.8%
2	Arkansas				3,055			3,055	0.2%
3	California		8,363	$1,046		12,688		22,097	1.3%
4	Florida	$41,257	37,372	9,521	3,411	11,703		103,264	6.1%
5	Georgia	7,486	2,683	1,595				11,764	0.7%
6	Illinois	11,939		1,486				13,425	0.8%
7	Indiana		21,597			43,406		65,003	3.8%
8	Massachusetts		12,035					12,035	0.7%
9	Michigan					13,859		13,859	0.8%
10	Missouri			4,708	16,370			21,078	1.2%
11	Nevada			3,801				3,801	0.2%
12	Pennsylvania					113,867		113,867	6.7%
13	Tennessee	2,611	3,139				7,316	13,066	0.8%
14	Texas	18,485	3,714	17,314		19,225		58,738	3.5%
15	Virginia	30,964	30,911		2,166		9,181	73,222	4.4%

	Master Leases	$112,742	$137,474	$39,471	$27,700	$232,470	$25,942	$575,799	34.0%

				(2) Normalized same facility NOI growth for Master Leases (3Q2007 vs. 3Q2006):					2.6%

Operating Properties (3)
1	Arizona	37,432	1,942					39,374	2.3%
2	California	60,761		38,206			27	98,994	5.8%
3	Colorado	7,002						7,002	0.4%
4	District of Columbia	29,773						29,773	1.8%
5	Florida	79,528	16,462					95,990	5.7%
6	Hawaii	35,591						35,591	2.1%
7	Illinois	21,225						21,225	1.3%
8	Kansas	12,917						12,917	0.8%
9	Louisiana	11,685						11,685	0.7%
10	Maryland	15,534						15,534	0.9%
11	Michigan	21,710						21,710	1.3%
12	Mississippi	7,201						7,201	0.4%
13	Missouri	19,714						19,714	1.2%
14	Nevada	54,294						54,294	3.2%
15	Pennsylvania	10,789						10,789	0.6%
16	Tennessee	157,018	2,333				797	160,148	9.5%
17	Texas	328,513	16,588	23,666		3,152	9,223	381,142	22.3%
18	Virginia	1,015						1,015	0.1%
19	Wyoming	19,676						19,676	1.2%

	Oper. Properties	$931,378	$37,325	$61,872	$—	$3,152	$10,047	$1,043,774	61.6%

				(2) Normalized same facility NOI growth for Operating Properties (3Q2007 vs. 3Q2006):					2.6%

Land Held for Development								24,961	1.5%
Corporate Property								13,747	0.8%

	Total Equity Investments	$1,044,120	$174,799	$101,343	$27,700	$235,622	$35,989	$1,658,281	97.9%

Mortgage Investments			16,880					16,880	1.0%

	Mtg. Investments	$—	$16,880	$—	$—	$—	$—	$16,880	1.0%

Unconsolidated LLCs (Joint Venture Investments)
1	Oregon	2,001						2,001	0.1%
2	Utah						6,627	6,627	0.4%
3	Washington	10,265						10,265	0.6%

	LLC Investments	$12,266	$—	$—	$—	$—	$6,627	$18,893	1.1%

	Total Investments	$1,056,386	$191,679	$101,343	$27,700	$235,622	$42,616	$1,694,054	100.0%

	Percent of $ Invested	63.8%	11.6%	6.1%	1.7%	14.2%	2.6%	100.0%

	Number of Investments	106	34	12	6	14	5	177

(1)	Excludes assets held for sale.

(2)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized growth rate in the same facility portfolio is not representative of the entire portfolio. ‘Normalized’ means adjusted for items that would otherwise prohibit meaningful comparison of NOI for the two periods. Approximately 87.8% of the portfolio is included in the calculation of the ‘same facility’ growth.

(3)	The economic occupancy of the Owned and Managed portfolio is 83.9%. Properties under a Property Operating Agreement and Master Lease Agreement are considered to have 100% economic occupancy. Therefore, the economic occupancy of the entire portfolio is 89.9%.

(4)	The Inpatient Rehab Facilities (included in SIP) have EBITDARM coverages ranging from 2.8 to 3.0 times and have a combined occupancy of approximately 60.0%
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 6 of 9

(5) CONSTRUCTION IN PROGRESS (CIP) AND DEVELOPMENTS

		Estimated
		Completion					Estimated	Estimated
		Date - Core	Property		Approximate	Investment	Remaining	Total
State	Start Date	and Shell (1)	Type	Properties	Square Feet	to Date (2)	Fundings	Investment (3)

Under construction:
Texas	3Q 2006	4Q 2007	MOB	1	150,000	$15,145	$9,769	$24,914
Colorado	1Q 2007	3Q 2008	MOB	2	170,000	7,002	20,401	27,403
Arizona	4Q 2007	4Q 2008	MOB	2	191,200	6,669	24,374	31,043
Texas	4Q 2007	2Q 2009	MOB	1	125,000	8,736	24,264	33,000
Texas	1Q 2008	2Q 2009	SIP	1	45,000	3,152	9,248	12,400
Hawaii	2Q 2004	4Q 2009	MOB	1	121,000	12,260	61,318	73,578

Land held for development:
Illinois						5,859
Illinois						8,413
Texas						4,731
Texas						5,958

				8	802,200	$77,925	$149,374	$202,338

Properties transferred from CIP into real estate, but not yet stabilized: (4)

					Estimated
	Date				Remaining	Estimated
	Transferred		Square	Investment	Tenant	Total	3Q 2007
State	from CIP	Property Type	Feet	to Date (2)	Improvements	Investment (3)	NOI (5)

Texas	1Q 2007	MOB	185,092	$10,776	$882	$11,658	$111
Texas	2Q 2007	MOB	73,324	20,105	10,199	30,304	35

			258,416	$30,881	$11,081	$41,962	$146

(1)	The in-service date is the estimated date of completion of the core and shell of the building, based upon current expectations, and is therefore subject to change.

(2)	As of September 30, 2007.

(3)	Total estimated cost of the project upon completion of construction and first generation tenant improvements. This amount is subject to change.

(4)	Not yet stabilized development properties are defined as properties that have been completed within the last 24-month period or have not achieved a 70% occupancy level.

(5)	Represents the Net Operating Income (“NOI”) on these respective properties that is included in the Company’s Condensed Consolidated Statements of Income for the three months ended September 30, 2007 and is not the NOI expected upon stabilization.
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 7 of 9

(6) SQUARE FEET OWNED AND/OR MANAGED (1)
A) By Geographic Location

		Number of Properties			Owned			Third Party
			Third		Not	Construction		Property
		Owned	Party	Total	Managed	in Progress	Managed	Management	Total	Percent

1	Texas	44		44	297,010	320,000	2,578,387		3,195,397	28.8%
2	Tennessee	18	5	23	118,932		1,260,260	251,871	1,631,063	14.7%
3	Florida	26		26	572,884		534,213		1,107,097	10.0%
4	Virginia	14	1	15	685,882		7,093	111,998	804,973	7.3%
5	California	11		11	97,913		458,465		556,378	5.0%
6	Pennsylvania	7		7	437,601		63,914		501,515	4.5%
7	Arizona	9	1	10		191,200	205,010	59,106	455,316	4.1%
8	Alabama	6		6	327,535				327,535	3.0%
9	Michigan	4		4	113,555		199,749		313,304	2.8%
10	Hawaii	3		3		121,000	138,450		259,450	2.3%
11	Illinois	3		3	115,100		142,955		258,055	2.3%
12	Nevada	3		3	16,878		225,456		242,334	2.2%
13	Missouri	5		5	81,580		106,146		187,726	1.7%
14	District of Columbia	2		2			182,836		182,836	1.7%
15	Indiana	2		2	175,999				175,999	1.6%
16	Colorado	2		2		170,000	—		170,000	1.5%
17	Wyoming	1		1			139,647		139,647	1.3%
18	Louisiana	2		2			133,211		133,211	1.2%
19	Mississippi	1	1	2	—		58,036	39,648	97,684	0.9%
20	Maryland	2		2			94,664		94,664	0.9%
21	Massachusetts	2		2	84,242				84,242	0.8%
22	Georgia	3		3	78,779				78,779	0.7%
23	Kansas	1		1			70,908		70,908	0.6%
24	Arkansas	1		1	11,963				11,963	0.1%

	Total Properties / Square Feet	172	8	180	3,215,853	802,200	6,599,400	462,623	11,080,076	100.00%

B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	805,598	757,200	6,073,542	7,636,340	462,623	7,956,439	73.1%
Physician Clinics	802,644		242,891	1,045,535		1,045,535	9.4%
Specialty Inpatient	977,249	45,000		1,022,249		1,022,249	9.2%
Ambulatory Care/Surgery	165,113		282,967	448,080		448,080	4.0%
Other	347,121			347,121		347,121	3.1%
Specialty Outpatient	118,128			118,128		118,128	1.1%

Total Square Feet	3,215,853	802,200	6,599,400	10,617,453	462,623	11,080,076	100.0%

Percent of Total Square Footage	29.0%	7.2%	59.6%	95.8%	4.2%	100.0%

Total Number of Properties	67	8	97	172	8	180

C) By Occupancy (2)

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
	Office (3)	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

Occupants Greater than 1%
1 Healthsouth	116,431				643,383		759,814	7.2%
2 Baylor Health Systems	743,167						743,167	7.0%
3 HCA	376,027						376,027	3.5%
5 Ascension Nashville	209,460						209,460	2.0%
4 OrthoIndy		58,474			117,525		175,999	1.7%
6 Melbourne Internal Medicine Assocs	140,128						140,128	1.3%

All Other Occupants Less than 1%	6,051,127	987,061	448,080	118,128	261,341	347,121	8,212,858	77.4%

Total Square Feet	7,636,340	1,045,535	448,080	118,128	1,022,249	347,121	10,617,453	100.0%

(1)	Mortgages, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Excludes investments noted above in footnote (1), as well as third party managed properties.

(3)	Medical Office consists of approximately 2,465 occupants with an average square footage of approximately 3,040 square feet per occupant.
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 8 of 9

(7)	LEASE MATURITY SCHEDULE

	Annualized
	Minimum	Number of	Percentage
	Rents (1)	Leases	of Revenues

2007	$12,312	217	6.9%
2008	23,730	350	13.3%
2009	37,639	389	20.9%
2010	18,056	214	10.1%
2011	22,027	161	12.3%
2012	17,369	127	9.7%
2013	16,442	43	9.2%
2014	9,828	51	5.5%
2015	3,670	19	2.1%
2016	7,132	14	4.0%
Thereafter	10,737	27	6.0%

(1)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.
(8) JOINT VENTURE INVESTMENTS

	Washington	Oregon	Utah
HR Ownership %	75%	50%	10%
HR Investment in JV, net (1)	$10,265	$2,001	$6,627
Income (loss) recorded by HR (2)	$195	$(2)	$268
Facility type	MOB	MOB	OTH
Total unconsolidated assets of JV (3)	$61,266	$17,249	$29,923
Total unconsolidated debt of JV (3)	$49,527	$12,900	$26,009
Total unconsolidated equity of JV (3)	$10,634	$4,002	$3,915

(1)	As of September 30, 2007.

(2)	Included in “Other operating income” on the Company’s Condensed Consolidated Statements of Income for the three months ended September 30, 2007.

(3)	Unaudited information provided by the joint venture.
Healthcare Realty Trust
Supplemental Information
Three Months Ended September 30, 2007                                                                                                                                             Page 9 of 9